IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated August 20, 2012

to the Prospectus and Summary Prospectus

dated July 1, 2012 (as revised July 9, 2012)

and Statement of Additional Information dated July 1, 2012 (“SAI”)

for the iShares 10+ Year Government/Credit Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or about October 23, 2012.

	Current	New
Investment Policy	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM , which includes publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Long Government/Credit Bond Index which includes publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.
Index	BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM	Barclays U.S. Long Government/Credit Bond Index
Number of Index Securities	1,783 (as of 7/31/12)	1,595 (as of 7/31/12)
Description of Index	The BofA Merrill Lynch 10+ Year US Corporate & Government Index is a broad, market value weighted, total rate of return index designed to measure the performance of the long-term, investment grade U.S. corporate and government bond markets. Component securities include publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political	The Barclays U.S. Long Government/Credit Bond Index is a sub-index of the Barclays U.S. Aggregate Bond Index and provides exposure to securities in the long maturity range of the Barclays U.S. Government/Credit Bond Index. The Barclays U.S. Government/Credit Bond Index is comprised of two combined indexes, the Barclays U.S. Government Bond Index and Barclays U.S. Credit Bond Index that are each a subcomponent of the Barclays U.S. Aggregate Bond

	Current	New
Description of Index	subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The securities in the BofA Merrill Lynch 10+ Year US Corporate & Government Index have $250 million or more of outstanding face value ($1 billion for U.S. Treasuries) and have at least ten years remaining to maturity or the first call date in the case of callable perpetual securities. In addition, the securities in the BofA Merrill Lynch 10+ Year US Corporate & Government Index must be denominated in U.S. dollars, have a fixed coupon schedule (or at least ten years before the last call prior to the date the bond transitions from a fixed-rate to a floating-rate security). The BofA Merrill Lynch 10+ Year US Corporate & Government Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month.	Index. The Barclays U.S. Government Bond Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Barclays U.S. Credit Bond Index includes publicly issued U.S. dollar-denominated corporate, sovereign, supranational, local authority debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities in the Barclays U.S. Long Government/Credit Bond Index have $250 million or more par amount outstanding and have at least ten years remaining to maturity or the first call date in the case of callable perpetual securities. In addition, the securities in the Barclays U.S. Long Government/Credit Bond Index must be denominated in U.S. dollars and be non-convertible. The securities must be either a U.S. Government security or Credit Grade security and must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following rating agencies: Moody’s® Investors Service, Inc., Standard and Poor’s® Ratings Service, or Fitch, Inc. In the event only two agencies provide a rating, the lower of the two is used to determine investment-grade status. In the event only one agency rates a security, it is used to determine investment-grade status. The Barclays U.S. Long Government/Credit Bond Index is rebalanced on the last calendar day of each month.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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